EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Unitholders of Valero Energy Partners LP and
the Board of Directors of Valero Energy Partners GP LLC
We have audited the accompanying combined balance sheets of the Houston and St. Charles Terminal Services Business as of December 31, 2014 and 2013, and the related combined statements of operations, changes in net investment, and cash flows for the years then ended. These combined financial statements are the responsibility of the Houston and St. Charles Terminal Services Business’ management. Our responsibility is to express an opinion on these combined financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Houston and St. Charles Terminal Services Business as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP

San Antonio, Texas
March 5, 2015

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
COMBINED BALANCE SHEETS
(In Thousands)

	December 31,
	2014	2013
ASSETS
Cash and cash equivalents	$—	$—
Total current assets	—	—
Property and equipment, at cost	344,261	286,339
Accumulated depreciation	(48,570)	(38,430)
Property and equipment, net	295,691	247,909
Total assets	$295,691	$247,909
LIABILITIES AND NET INVESTMENT
Commitments and contingencies
Net investment	$295,691	$247,909
Total liabilities and net investment	$295,691	$247,909
See Notes to Combined Financial Statements.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
COMBINED STATEMENTS OF OPERATIONS
(In Thousands)

	Year Ended December 31,
	2014	2013
Operating revenues	$—	$—
Costs and expenses:
Operating expenses	38,788	36,324
General and administrative expenses	267	261
Depreciation expense	10,502	8,906
Total costs and expenses	49,557	45,491
Net loss	$(49,557)	$(45,491)
See Notes to Combined Financial Statements.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
COMBINED STATEMENTS OF CHANGES IN NET INVESTMENT
(In Thousands)

	Year Ended December 31,
	2014	2013
Balance as of beginning of year	$247,909	$168,140
Net loss	(49,557)	(45,491)
Net transfers from Valero	97,339	125,260
Balance as of end of year	$295,691	$247,909
See Notes to Combined Financial Statements.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
COMBINED STATEMENTS OF CASH FLOWS
(In Thousands)

	Year Ended December 31,
	2014	2013
Cash flows from operating activities:
Net loss	$(49,557)	$(45,491)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation expense	10,502	8,906
Net cash used in operating activities	(39,055)	(36,585)
Cash flows from investing activities:
Capital expenditures	(58,701)	(87,918)
Net cash used in investing activities	(58,701)	(87,918)
Cash flows from financing activities:
Net transfers from Valero	97,756	124,503
Net cash provided by financing activities	97,756	124,503
Net change in cash and cash equivalents	—	—
Cash and cash equivalents as of beginning of year	—	—
Cash and cash equivalents as of end of year	$—	$—
See Notes to Combined Financial Statements.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS

1.	BUSINESS AND BASIS OF PRESENTATION
References in this report to “we,” “us,” or “our” refer to the Houston and St. Charles Terminal Services Business as described below. References in this report to the “Partnership,” refer to Valero Energy Partners LP, one or more of its consolidated subsidiaries, or all of them taken as a whole. References in this report to “Valero” refer collectively to Valero Energy Corporation and its subsidiaries, other than Valero Energy Partners LP, any of its subsidiaries, or its general partner.
Business
The Houston and St. Charles Terminal Services Business is engaged in the business of terminaling crude oil, intermediates, and refined petroleum products at terminals located in Texas and Louisiana as more fully described below:

•
Houston Terminal. The Houston Terminal operates a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s Houston, Texas refinery. The terminal is located on the Houston ship channel and has storage tanks with 3.6 million barrels of storage capacity.

•
St. Charles Terminal. The St. Charles Terminal operates a crude oil, intermediates, and refined petroleum products terminal that supports Valero’s St. Charles Refinery located in Norco, Louisiana. The terminal is located on the Mississippi River and has storage tanks with 10 million barrels of storage capacity.

Our assets currently do not generate revenues. Because we do not take ownership of or receive any payments based on the value of the crude oil, intermediates, or refined petroleum products that we handle and do not engage in the trading of any commodities, we have no direct exposure to commodity price fluctuations. Our operations consist of one reportable segment.
Effective March 1, 2015, the Partnership entered into a contribution agreement with Valero to acquire two of Valero’s subsidiaries, Valero Partners Houston, LLC and Valero Partners Louisiana, LLC, (the Acquisition). The assets of the Houston and St. Charles Terminal Services Business were contributed to these subsidiaries just prior to the Acquisition. The Partnership acquired these subsidiaries for total consideration of $671.2 million consisting of (i) cash of $571.2 million and (ii) the issuance of 1,908,100 common units representing limited partner interests in the Partnership and 38,941 general partner units representing general partner interests in the Partnership to the General Partner having an aggregate value, collectively of $100.0 million. The cash distribution was funded with $211.2 million of the Partnership’s cash on hand, $200.0 million of borrowings under the Partnership’s revolving credit facility, and $160.0 million of proceeds from a subordinated loan agreement entered into with Valero.
Basis of Presentation
These combined financial statements were derived from the consolidated financial statements and accounting records of Valero. These combined financial statements reflect the combined historical financial position, results of operations, and cash flows of the Houston Terminal business and the St. Charles Terminal business, including an allocable portion of Valero’s corporate costs.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

These combined financial statements are presented as if the operations of the Houston Terminal and St. Charles Terminal had been combined for all periods presented. There were no transactions between the operations of the Houston Terminal and St. Charles Terminal; therefore, there were no intercompany transactions or accounts to be eliminated in connection with the combination of these operations. The assets and liabilities in the combined balance sheets have been reflected on a historical cost basis as all of the assets and liabilities presented were wholly owned by Valero and will be transferred within Valero’s consolidated group. The combined statements of operations also include expense allocations for certain corporate functions historically performed by Valero and not allocated to the Houston and St. Charles Terminal Services Business, including allocations of general corporate expenses related to executive oversight, accounting, treasury, tax, legal, procurement, information technology, and operational support services such as engineering and logistics. These allocations were based primarily on specific identification of time and/or activities associated with the Houston and St. Charles Terminal Services Business, employee headcount, or capital expenditures. Our management believes the assumptions underlying the combined financial statements, including the assumptions regarding the allocation of general corporate expenses from Valero, are reasonable. Nevertheless, the combined financial statements may not include all of the expenses that would have been incurred had we been a stand-alone company during the periods presented and may not reflect our financial position, results of operations, and cash flows had we been a stand-alone company during the periods presented.

Valero uses a centralized approach to the cash management and financing of its operations. We transfer cash to Valero daily and Valero funds our operating and investing activities as needed. Accordingly, cash held by Valero at the corporate level was not allocated to us for any of the periods presented. We reflected transfers of cash to and from Valero’s cash management system as a component of net investment on our combined balance sheets, and these net transfers of cash are reflected as a financing activity in our combined statements of cash flows. We have also not included any interest expense on the net cash transfers from Valero.

We have evaluated events that occurred after December 31, 2014 through the date the audited combined financial statements were issued. Any material subsequent events that occurred during this time have been properly recognized or disclosed in these combined financial statements.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Net Investment
Net investment represents Valero’s historical investment in us, our accumulated net earnings after taxes, and the net effect of transactions with, and allocations from, Valero.
Use of Estimates
The preparation of financial statements in conformity with United States (U.S.) generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates. On an ongoing basis, we review our estimates based on currently available information. Changes in facts and circumstances may result in revised estimates.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Property and Equipment
The cost of property and equipment purchased or constructed, including betterments of property assets, is capitalized. However, the cost of repairs and normal maintenance of property and equipment is expensed when incurred. Betterments of property and equipment are those that extend the useful lives of the property and equipment or improve the safety of our operations. The cost of property and equipment constructed includes certain interest and overhead costs allocable to the construction activities.
When property and equipment are retired or replaced, the cost and related accumulated depreciation are eliminated, with any gain or loss reflected in depreciation expense, unless such amounts are reported separately due to materiality.
Depreciation of property and equipment is recorded on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated useful life of the related asset.
Revenue Recognition
We are part of the consolidated operations of Valero and have not historically recognized revenue on transactions with Valero.
Income Taxes
Income taxes are accounted for under the asset and liability method, as if we were a separate taxpayer rather than a member of Valero’s consolidated tax return. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred amounts are measured using enacted tax rates expected to apply to taxable income in the year those temporary differences are expected to be recovered or settled.
Our taxable loss was included in the consolidated U.S. federal income tax returns of Valero and in certain consolidated state income tax returns. Following the Acquisition, our operations will be treated as a partnership for federal and state income tax purposes, with each partner being separately taxed on its share of the taxable income or loss. Therefore, we have excluded income taxes from these financial statements, except with respect to taxes incurred by our business activities in Texas. Texas apportions taxable income based upon gross revenue and Louisiana does not have a state partnership tax. Our Houston Terminal assets did not generate revenues; therefore, we did not recognize income taxes for the years ended December 31, 2014 and 2013, respectively.
Comprehensive Income
We have not reported comprehensive income due to the absence of items of other comprehensive income in the periods presented.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

3.	RELATED-PARTY TRANSACTIONS
Our operations consist of terminaling crude oil, intermediates, and refined petroleum products. We are part of the consolidated operations of Valero and have not historically recognized revenue on transactions with Valero.
Valero provides substantial labor and overhead support to us for the operation of business and management oversight of our day-to-day operations. Employee benefit expenses such as medical insurance, life insurance, and employee benefit plan expenses, including stock-based compensation, were allocated to us based on Valero’s determination of actual costs attributable to employees who provide services to us and were recorded as components of operating expenses and general and administrative expenses. As discussed in Note 1, Valero also charged us for certain corporate functions performed on our behalf that were recorded as general and administrative expenses.
Our management believes the charges allocated to us are a reasonable reflection of the utilization of services provided. However, those allocations may not fully reflect the expenses that would have been incurred had we been a stand-alone company during the periods presented and cannot be presumed to be carried out on an arm’s-length basis as the requisite conditions of competitive, free-market dealings may not exist.
The following table reflects significant transactions with Valero (in thousands):

	Year Ended December 31,
	2014	2013
Operating expenses	$16,144	$15,842
General and administrative expenses	267	261
For purposes of these financial statements, payables and receivables related to transactions between us and Valero are included as a component of net investment on our combined balance sheets.
Net Investment
The following is a reconciliation of the amounts presented as net transfers from Valero on our statements of net investment and statements of cash flows (in thousands):

	Year Ended December 31,
	2014	2013
Net transfers from Valero per statements of changes in net investment	$97,339	$125,260
Less: Noncash transfers from (to) Valero	(417)	757
Net transfers from Valero per statements of cash flows	$97,756	$124,503
Noncash transfers primarily represent the change in amounts accrued for capital expenditures as we do not reflect capital expenditures in our statements of cash flows until such amounts are paid.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

4.	PROPERTY AND EQUIPMENT
Major classes of property and equipment consisted of the following (in thousands):

	December 31,
	2014	2013
Terminals and related assets	$321,725	$184,158
Construction-in-progress	22,536	102,181
Property and equipment, at cost	344,261	286,339
Accumulated depreciation	(48,570)	(38,430)
Property and equipment, net	$295,691	$247,909

5.    COMMITMENTS AND CONTINGENCIES
Operating Lease
Valero has an operating lease commitment with a third party for land occupied by certain of our property and equipment at our St. Charles Terminal. This lease expires January 1, 2045; however, we expect Valero will replace this lease with other arrangements in the future.
Rental expense under this operating lease for the parcel of land on which our tanks are located was $81,000 and $70,000 for the years ended December 31, 2014 and 2013, respectively, which was allocated to us by Valero and was included in operating expenses.
Litigation Matters
From time to time, we are party to claims and legal proceedings arising in the ordinary course of business. We also may be required by existing laws and regulations to report the release of hazardous substances and begin a remediation study. We have not recorded a loss contingency liability as there are no matters for which we have determined that a loss has been incurred. We re-evaluate and update our loss contingency liabilities as matters progress over time, and we believe that any changes to the recorded liabilities will not be material to our financial position, results of operations, or liquidity.

6.	EMPLOYEE BENEFIT PLANS
Pension and Retirement Savings Plans
Employees of Valero who directly or indirectly support our operations participate in the pension, postretirement health and life insurance, and defined contribution benefit plans sponsored by Valero. Costs associated with these benefit plans were included in the costs allocated to us from Valero and were included in operating expenses or general and administrative expenses, depending on the nature of the employee’s role in our operations.

HOUSTON AND ST. CHARLES TERMINAL SERVICES BUSINESS
NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)

Stock-based Compensation
We do not have any stock compensation plans. Eligible Valero employees that supported our operations participated in Valero’s 2011 Omnibus Stock Incentive Plan (the OSIP), which authorizes the grant of various stock and stock-based awards. Awards available under the OSIP include options to purchase shares of common stock of Valero, performance awards that vest upon the achievement of an objective performance goal, stock appreciation rights, and restricted stock that vests over a period determined by Valero’s compensation committee. Prior to the approval of the OSIP by Valero’s stockholders, most of the equity awards granted to Valero employees were made under Valero’s 2005 Omnibus Stock Incentive Plan and 2003 Employee Stock Incentive Plan. Certain Valero employees supporting our operations were historically granted these types of awards. Stock-based compensation costs were allocated to us from Valero and were included in operating expenses and general and administrative expenses.
Summary of Employee Benefit Plan Costs
Our share of pension and postretirement costs, defined contribution plan costs, and stock-based compensation costs was as follows (in thousands):

	Year Ended December 31,
	2014	2013
Pension and postretirement costs	$12	$22
Defined contribution plan costs	10	8
Stock-based compensation costs	2	2